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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 25, 1997.


                           SEQUANA THERAPEUTICS, INC.
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             (Exact name of registrant as specified in its charter)


        California                       0-26244                 33-0550509
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(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


11099 North Torry Pines Rd. Suite 160 La Jolla, CA                  92037
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     (Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code (619) 452-6550


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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                                EXPLANATORY NOTE

     This Form 8-K/A is being filed as Amendment No. 1 to the Registrant's current Form 8-K, filed with the Securities and Exchange Commission on November 12, 1997, solely for the purpose of refiling Exhibit 99.1 to revise Section
3.23 thereto.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS.

          99.1 Agreement and Plan of Merger and Reorganization dated November 2, 1997.



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SEQUANA THERAPEUTICS, INC.



                                        /s/ M. SCOTT SALKA
                                        --------------------------------------
                                        M. Scott Salka,  Vice President of
                                        Operations and Chief Financial Officer

                                        Date: November 26, 1997




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                           SEQUANA THERAPEUTICS, INC.

                           CURRENT REPORT ON FORM 8-K

                                INDEX TO EXHIBITS


Exhibit No.          Description
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
99.1                 Agreement and Plan of Merger and Reorganization dated November 2,
                     1997.


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